CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Revenues
Net sales	$ 5,625	$ 7,211
Finance and interest income	335	329
Total Revenues	5,960	7,540
Costs and Expenses
Cost of goods sold	4,716	5,877
Selling, general and administrative expenses	567	752
Research and development expenses	190	257
Restructuring expenses	12	12
Interest expense	284	311
Other, net	100	112
Total Costs and Expenses	5,869	7,321
Income before income taxes and equity in income of unconsolidated subsidiaries and affiliates	91	219
Income taxes	77	143
Equity in income of unconsolidated subsidiaries and affiliates	9	25
Net Income	23	101
Net income attributable to noncontrolling interests	1	1
Net income attributable to CNH Industrial N.V.	$ 22	$ 100
Earnings per share attributable to common shareholders
Basic	$ 0.02	$ 0.07
Diluted	$ 0.02	$ 0.07